                  JEFFERSON-PILOT CORPORATION

                                                   EXHIBIT 24

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March 1995.



                                   /s/   Thomas M. Belk   (SEAL)
                                   Name: Thomas M. Belk

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1995.



                                   /s/   Edwin B. Borden  (SEAL)
                                   Name: Edwin B. Borden

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March 1995.



                                /s/   William H. Cunningham  (SEAL)
                                Name: William H. Cunningham

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March 1995.



                                   /s/   Robert G. Greer  (SEAL)
                                   Name: Robert G. Greer

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of March 1995.



                              /s/   A. Linwood Holton, Jr.  (SEAL)
                              Name: A. Linwood Holton, Jr.

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1995.



                              /s/   Hugh L. McColl, Jr.  (SEAL)
                              Name: Hugh L. McColl, Jr.

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1995.



                                   /s/    Charles W. McCoy  (SEAL)
                                   Name:  Charles W. McCoy

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of March 1995.



                              /s/   William Porter Payne  (SEAL)
                              Name: William Porter Payne

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1995.



                              /s/   Donald S. Russell, Jr.  (SEAL)
                              Name: Donald S. Russell, Jr.

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March 1995.



                                   /s/   Robert H. Spilman  (SEAL)
                                   Name: Robert H. Spilman

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a North Carolina holding company, does hereby constitute and appoint Robert A. Reed, John D. Hopkins and J. Gregory Poole, and each of them, with full power of substitution to appoint any other Senior Officer, Vice President, Secretary or Assistant Secretary of the Company, as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the said corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the annual report for the year 1994 on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to the Form 10-K or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to or in connection with, said Form 10-K or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of March 1995.



                                   /s/   Martha Ann Walls  (SEAL)
                                   Name: Martha Ann Walls